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                        NEW ENGLAND MUNICIPAL INCOME FUND
                        Supplement dated January 18, 1999
     to New England Bond Funds Class A, B and C Prospectus dated May 1, 1998

Effective January 1999, James S. Welch has replaced Nathan R. Wentworth as portfolio manager of New England Municipal Income Fund. Mr. Welch is a Senior Vice President of Back Bay Advisors and has been employed by the firm for over five years. He also serves as the portfolio manager of New England Intermediate Term Tax Free Fund of California, New England Massachusetts Tax Free Income Fund and New England Tax Free Income Fund of New York and as co-portfolio manager of New England Limited Term U.S. Government Fund.